Semiannual Report - Financial Statements
T. Rowe Price

Tax-Free
High Yield Fund

August 31, 1997

Portfolio Highlights

SECTOR Diversification


                                   Percent ofPercent of
                                   Net AssetsNet Assets
                                      2/28/97   8/31/97
______________________________________________________________
_____

Hospital Revenue                           20%       18%

Industrial and Pollution Control Revenue   12        13

Housing Finance Revenue                    12        11

Nuclear Revenue                            10        11

Prerefunded Bonds                           7         8

LifeCare/Nursing Home Revenue               8         8

General Obligation - Local                  6         7

Dedicated Tax Revenue                       3         4

Lease Revenue                               4         4

Ground Transportation Revenue               4         3

Solid Waste Revenue                         3         2

Escrowed to Maturity                        1         2

Water and Sewer Revenue                     2         2

General Obligation - State                  3         2

Miscellaneous Revenue                       2         2

Electric Revenue                            2         2

Other Assets Less Liabilities               1         1
___________________________________________________________________

Total100%                                 100%

T. Rowe Price Tax-Free High Yield Fund
Unaudited

Financial Highlights

For a share outstanding throughout each period

          6 Months      Year
             Ended     Ended
           8/31/97   2/28/97 2/29/96 2/28/952/28/94 2/28/93

NET ASSET VALUE

Beginning of
period    $  12.12 $   12.10 $ 11.62 $ 12.26 $12.33  $11.65

Investment
activities

 Net investment
 income       0.35      0.70    0.72    0.73   0.74    0.78

 Net realized
 and unrealized
 gain (loss)  0.21      0.02    0.48   (0.60)  0.16    0.78

 Total from
 investment
 activities   0.56      0.72    1.20    0.13   0.90    1.56

Distributions
 Net investment
 income      (0.35)    (0.70)  (0.72)  (0.73) (0.74)  (0.78)

 Net realized
 gain            -         -       -   (0.04) (0.23)  (0.10)

 Total
 distributions(0.35)   (0.70)  (0.72)  (0.77) (0.97)  (0.88)

NET ASSET VALUE

End of
period    $  12.33    $12.12 $ 12.10 $ 11.62 $12.26  $12.33

Ratios/Supplemental Data

Total return 4.66%     6.22%  10.62%   1.26%  7.49%  13.94%

Ratio of
expenses
to average
net assets   0.73%!    0.74%   0.75%   0.79%  0.79%   0.81%

Ratio of net
investment
income to
average
net assets   5.67%!    5.86%   6.07%   6.29%  5.95%   6.58%

Portfolio
turnover rate28.6%!    37.0%   39.3%   59.6%  59.3%   34.7%

Net assets,
end of period
(in
thousands)$1,126,080$1,053,106$989,534$873,546$941,295$853,185

!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund
Unaudited

Statement of Net Assets

                                             Par    Value
                                            In thousands


ALABAMA  3.4%

Alexander Special Care Fac. Fin.
   Auth., Russell Hosp.
     6.00%, 12/1/22                      $  3,250 $   3,293

Baldwin County
   Eastern Shore Health Care Auth.,
   Thomas Hosp.
     6.75%, 4/1/21                          1,900     2,042

     8.50%, 4/1/16 (Prerefunded 4/1/01!)    4,000     4,598

Courtland IDB, Solid Waste Disposal,
   Champion Int'l
     5.90%, 2/1/17                          8,000     8,154

Marshall County Health Care Auth.
   Guntersville-Arab Medical Center
     7.00%, 10/1/13                         2,100     2,244

     10.25%, 10/1/13                        6,460     7,005

Mobile, GO
   Capital Improvement Warrants
     Zero Coupon, 2/15/18 (MBIA Insured)    1,030       281

     Zero Coupon, 8/15/18 (MBIA Insured)    4,550     1,200

     Zero Coupon, 2/15/19 (MBIA Insured)      905       231

     Zero Coupon, 8/15/19 (MBIA Insured)    4,675     1,149

     Zero Coupon, 2/15/20 (MBIA Insured)      770       182

     Zero Coupon, 8/15/20 (MBIA Insured)    4,810     1,099

Mobile Airport Auth., 8.875%, 10/1/15 *     1,950     2,158

Mobile IDB, Mobile Energy, 6.95%, 1/1/20    1,400     1,522

Shelby County, GO
     7.40%, 8/1/07                          2,000     2,229

     7.70%, 8/1/17                          1,000     1,121

Total Alabama (Cost  $34,115)                        38,508

ALASKA  1.3%

Alaska Housing Fin., 5.875%, 12/1/24
   (MBIA Insured)                           5,000     5,063

Valdez Marine Terminal, British
   Petroleum Pipeline
     5.50%, 10/1/28                        10,000     9,710

Total Alaska (Cost  $14,427)                         14,773

ARIZONA  0.2%

Tempe IDA, Friendship Village of
   Tempe, 6.75%, 12/1/13                    1,950     2,005

Total Arizona (Cost  $1,857)                          2,005

ARKANSAS  0.3%

Independence County, PCR, Mississippi
   Power and Light
     VRDN (Currently 7.625%)             $  3,000 $   3,133

Total Arkansas (Cost  $3,000)                         3,133

CALIFORNIA  5.3%

California, GO, 5.25%, 10/1/18 (FGIC Insured)2,000    1,943

California HFFA, Daughters of Charity
   Health Systems
   (St. Francis Medical Center)
     5.75%, 10/1/23 (Escrowed to Maturity)  6,515     6,854

California Pollution Control Fin.
   Auth., PCR
     Canfibre of Riverside, 9.00%, 7/1/19 * 4,000     4,030

Central Coast Water Auth., 5.00%,
   10/1/22 (AMBAC Insured)                  3,000     2,824

Foothill / Eastern Transportation
   Corridor Agency
   California Toll Road
     Zero Coupon, 1/1/15                    2,500       898

     Zero Coupon, 1/1/17                   12,265     3,903

     Zero Coupon, 1/1/19                   10,000     2,821

     Zero Coupon, 1/1/25                    8,000     1,568

     Zero Coupon, 1/1/26                   17,500     3,232

     Zero Coupon, 1/1/28                   10,000     1,639

     Zero Coupon, 1/1/30                   25,000     3,638

Fresno Joint Powers Fin. Auth., 6.55%,
   9/2/12                                   3,000     3,197

Inglewood Redev. Agency, Century
   Redev., 6.125%, 7/1/23                   3,440     3,509

Los Angeles County, GO
   Marina del Rey, COP, 6.50%, 7/1/08       3,250     3,445

   TRAN, 4.50%, 6/30/98                     5,000     5,027

Los Angeles County Public Works Fin. Auth.
   Rowland Heights, 5.50%, 10/1/18
   (FSA Insured)                            2,750     2,798

Los Angeles Unified School Dist.,
   GO, TRAN, 4.50%, 10/1/98                 5,000     5,031

San Jose Redev. Agency, Tax Allocation
     5.25%, 8/1/16 (MBIA Insured)           4,000     3,861

Total California (Cost  $54,856)                     60,218

COLORADO  4.6%

Boulder County
   Boulder Medical Center
     8.625%, 1/1/07 *                    $    820 $     839

     8.75%, 1/1/12 *                        1,205     1,234

     8.875%, 1/1/17 *                       1,190     1,218

   Longmont United Hosp.
     8.20%, 12/1/20 (Prerefunded 12/1/00!)  1,540     1,732

Colorado Housing Fin. Auth.
     8.65%, 8/1/03                            680       711

     8.70%, 11/1/04 *                       1,280     1,341

     9.00%, 8/1/03                            665       692

     9.40%, 8/1/03 *                          505       527

     9.60%, 8/1/01 *                          350       367

Denver City and County, Airport System,
   United Air Lines
     6.875%, 10/1/32 *                     11,000    11,739

E-470 Public Highway Auth.
     Zero Coupon, 8/31/09
     (Prerefunded 8/31/05!)                10,000     5,261

     Zero Coupon, 9/1/13 (MBIA Insured)    20,000     8,431

     Zero Coupon, 8/31/15
     (Prerefunded 8/31/05!)                10,000     3,321

     Zero Coupon, 8/31/26
     (Prerefunded 8/31/05!)                39,000     5,558

     7.00%, 8/31/26 (Prerefunded 8/31/05!)  5,000     5,856

El Paso County, GO, School Dist. No.
     20, 6.35%, 12/15/06                    3,000     3,335

Total Colorado (Cost  $46,779)                       52,162

CONNECTICUT  0.1%

Connecticut Dev. Auth., Mystic
   Marinelife Aquarium
     7.00%, 12/1/27                         1,700     1,759

Total Connecticut (Cost  $1,700)                      1,759

DELAWARE  1.1%

Delaware Economic Dev. Auth.
   Delmarva Power and Light
     7.15%, 7/1/18 (FGIC Insured)           2,500     2,754

Delaware Economic Dev. Auth.
   Peninsula Methodist Homes
     8.50%, 5/1/22 (Prerefunded 5/1/02!) $  2,500 $   2,937

Delaware HFA, Beebe Medical Center,
   6.75%, 6/1/14                            3,975     4,231

Wilmington, Riverside Osteopathic Hosp.
     10.20%, 10/1/18 (Prerefunded 10/1/98!) 2,000     2,168

Total Delaware (Cost  $10,857)                       12,090

DISTRICT OF COLUMBIA  1.2%

Dist. of Columbia, GO
     5.50%, 6/1/17 (AMBAC Insured)          6,000     5,949

Dist. of Columbia
   American Geophysical Union, 5.875%,
     9/1/23                                 1,750     1,706

   Medlantic Health Care Group
     5.75%, 8/15/26 (MBIA Insured)          6,000     6,063

Total District of Columbia (Cost  $13,231)           13,718

FLORIDA  2.7%

Brevard County Tourist Dev.
   Florida Marlins Spring Training Fac.
     6.875%, 3/1/13                         1,520     1,632

Broward County Resource Recovery
   Broward Waste Energy, L.P. North
     7.95%, 12/1/08                         4,505     4,908

   Broward Waste Energy, L.P. South
     7.95%, 12/1/08                         4,575     4,981

Charlotte County, IDR, Beverly
   Enterprises, 10.00%, 6/1/11                865       986

Collier County IDA, Beverly Enterprises,
   10.75%, 3/1/03                           1,905     2,190

Dade County, Guaranteed Entitlement
     Zero Coupon, 2/1/12 (MBIA Insured)    14,715     6,776

Escambia County, IDR, Beverly
   Enterprises, 9.80%, 6/1/11                 450       501

Hernando County, IDR, Beverly
   Enterprises, 10.00%, 9/1/11                830       953

Jacksonville, IDR, Beverly Enterprises,
   9.75%, 10/1/11                             865       945

Leon County, IDR, Beverly Enterprises,
   9.80%, 6/1/11                              445       491

Manatee County Housing Fin. Auth.,
   Capital Appreciation
     Zero Coupon, 10/1/15                   4,085       628

Orange County IDA, IDR, Beverly
   Enterprises, 9.25%, 8/1/10                 430       482

Santa Rosa County HFA, Gulf Breeze
   Hosp., 8.60%, 10/1/02                 $    765 $     806

St. John's County IDA, Vicar's Landing,
   6.75%, 2/15/12                           4,000     4,078

Total Florida (Cost  $28,313)                        30,357

GEORGIA  2.1%

Coweta County Residential Care Fac. for
   the Elderly Auth.
   Wesley Woods of Newnan-Peachtree City
     8.25%, 10/1/26                         3,145     3,617

Municipal Electric Auth. of Georgia
     5.50%, 1/1/20 (MBIA Insured)           6,500     6,583

     6.25%, 1/1/17                          4,000     4,329

Rockdale County Dev. Auth.
   Solid Waste Disposal, Visy Paper
     7.40%, 1/1/16 *                        4,390     4,692

     7.50%, 1/1/26 *                        4,400     4,713

Total Georgia (Cost  $22,666)                        23,934

HAWAII  1.0%

Hawaii Dept. of Budget and Fin.
   Kapi'olani Health Obligated Group
     6.20%, 7/1/16                          2,000     2,101

     6.25%, 7/1/21                          4,000     4,206

Hawaii Housing Fin. and Dev., Single
   Family, 5.75%, 7/1/30 *                  5,000     4,948

Total Hawaii (Cost  $11,051)                         11,255

IDAHO  0.8%

Idaho HFA
   Single Family
     6.30%, 1/1/24 *                        5,000     5,180

     7.80%, 1/1/23 *                        1,705     1,801

Idaho Student Loan Marketing Assoc.,
   6.70%, 10/1/07 *                         2,500     2,624

Total Idaho (Cost  $9,200)                            9,605


ILLINOIS  9.4%

Aurora, Dreyer Medical Clinic, 8.75%, 7/1/144,275     4,869

Chicago, GO
     5.125%, 1/1/16 (FGIC Insured)       $  7,685 $   7,388

     6.25%, 1/1/15 (AMBAC Insured)          3,500     3,878

Chicago, Water, 5.00%, 11/1/25 (FGIC Insured)5,000    4,637

Chicago-O'Hare Int'l. Airport
   American Airlines, 7.875%, 11/1/25 *     2,500     2,730

   United Airlines, 8.20%, 5/1/18           1,960     2,113

Illinois Dev. Fin. Auth., Palos
   Community Hosp.
     VRDN (Currently 3.30%)                 3,700     3,700

Illinois HFA
   Community Hosp. of Ottawa, 6.85%, 8/15/245,275     5,671

   Covenant Retirement Community, 7.60%,
     12/1/12                                2,665     2,935

   Glen Oaks Medical Center
     7.00%, 11/15/19
     (Escrowed to Maturity)                 3,300     3,765

     9.50%, 11/15/15
     (Escrowed to Maturity)                 2,100     2,478

   Hinsdale Hosp.
     7.00%, 11/15/19
     (Escrowed to Maturity)                 5,100     5,818

     9.00%, 11/15/15
     (Escrowed to Maturity)                 4,675     5,435

Holy Cross Hosp., 6.75%, 3/1/24             4,000     4,221

   Loyola Univ. Health
     5.00%, 7/1/24 (MBIA Insured)           8,000     7,368

   Memorial Hosp., 7.25%, 5/1/22            9,500    10,163

   Riverside Medical Center, 5.75%, 11/15/202,620     2,583

Metropolitan Pier and Exposition Auth.
   McCormick Place
     Zero Coupon, 6/15/11 (FGIC Insured)    5,000     2,398

     Zero Coupon, 12/15/13 (MBIA Insured)   4,000     1,652

     Zero Coupon, 6/15/18 (MBIA Insured)    5,000     1,566

     Zero Coupon, 12/15/18 (MBIA Insured)   9,400     2,864

     Zero Coupon, 6/15/22 (MBIA Insured)   11,000     2,716

     Zero Coupon, 6/15/23 (MBIA Insured)   17,355     4,042

Southwestern Illinois Dev. Auth.
   Anderson Hosp., 7.00%, 8/15/22           2,500     2,660

   Solid Waste Disposal, Shell Oil, Wood River
     VRDN (Currently 3.80%) *               5,300     5,300

Village of Carol Stream, DuPage County
   Windsor Park Manor
     7.00%, 12/1/13                      $  2,000 $   2,026

     7.20%, 12/1/14                         1,200     1,232

Total Illinois (Cost  $99,951)                      106,208

INDIANA  1.7%

Hammond, Sewage and Solid Waste Disposal
   American Maize Products, 8.00%, 12/1/24 *4,000     4,640

Indiana HFFA, Clarion Health Partners,
   5.50%, 2/15/16                           2,800     2,758

Indianapolis Airport Auth., Federal
   Express, 7.10%, 1/15/17 *               11,000    12,249

Total Indiana (Cost  $18,186)                        19,647

KENTUCKY  2.5%

Florence Housing Fac., Bluegrass RHF
   Housing, 7.625%, 5/1/27                  2,500     2,508

Jefferson County, Louisville Gas and
   Electric, 7.45%, 6/15/15                 4,250     4,632

Jefferson County HFA, Beverly
   Enterprises, 9.75%, 8/1/07                 800       870

Kenton County Airport Board
   Delta Airlines
     6.125%, 2/1/22 *                       6,000     6,085

     7.50%, 2/1/12 *                        3,600     3,965

     7.50%, 2/1/20 *                        5,250     5,782

Kentucky Economic Dev. Fin. Auth.
   St. Claire Medical Center
     7.125%, 9/1/21 (Prerefunded 9/1/01!)   3,600     4,009

Total Kentucky (Cost  $25,261)                       27,851

LOUISIANA  3.2%

Lake Charles Harbor and Terminal Dist.,
   Panhandle Eastern
     7.75%, 8/15/22                         5,000     5,711

Louisiana Offshore Terminal Auth.,
   LOOP, 7.60%, 9/1/10                      8,500     9,284

Louisiana PFA
   Beverly Enterprises, 8.25%, 9/1/08       1,280     1,415

   St. James Place of Baton Rouge,
     10.00%, 11/1/21                        4,500     5,045

Plaquemines Parish IDB, PCR, AMAX,
   7.25%, 10/1/09                           1,280     1,282

Saint Charles Parish, Louisiana Power and Light
     8.00%, 12/1/14                         8,000     8,732

West Feliciana Parish, PCR, Gulf States
   Utilities
     8.00%, 12/1/24                      $  4,000 $   4,277

Total Louisiana (Cost  $33,011)                      35,746

MAINE  0.5%

Maine Housing Auth., Mortgage Purchase
     6.45%, 11/15/26 (AMBAC Insured) *      5,000     5,252

Total Maine (Cost  $5,000)                            5,252

MARYLAND  3.2%

Berlin, Atlantic General Hosp., 8.375%, 6/1/221,910   2,042

Gaithersburg Economic Auth., Asbury Methodist Home
     7.85%, 1/1/20 (Prerefunded 1/1/00!)    2,000     2,190

Maryland CDA, Single Family
     Zero Coupon, 4/1/29 *                 25,695     2,118

     5.95%, 7/1/23                          5,000     5,103

     7.25%, 4/1/19                          2,500     2,632

Maryland Energy Fin. Administration
   Solid Waste Disposal, Hagerstown
     9.00%, 10/15/16 *                        250        75

Maryland HHEFA
   Doctor's Community Hosp., 5.50%, 7/1/24  3,000     2,841

   Union Hosp. of Cecil County, 6.70%, 7/1/222,725    2,870

Maryland Ind. Dev. Fin. Auth.
   Associated Catholic Charities, 9.00%, 1/1/101,425  1,546

   American Association of Blood Banks
     7.25%, 8/1/13                          2,700     2,860

   Georgetown Bakery Management
     9.25%, 9/1/04 *                        1,245     1,328

Maryland-National Capital Park and
   Planning Commission
   GO, BAN, Prince George's County
     VRDN (Currently 3.75%), 8/1/02         3,000     3,000

Little Bennett Golf Fac., 8.25%, 10/1/11    2,195     2,410

Montgomery County Housing Opportunities
   Commission Multifamily, Strathmore
   Court at White Flint
     8.75%, 7/1/27                          2,000     2,108

Montgomery County Housing Opportunities Commission
   Single Family
     6.10%, 7/1/27                       $  1,975 $   2,038

     7.50%, 7/1/17                            675       712

Total Maryland (Cost  $33,775)                       35,873

MASSACHUSETTS  2.1%

Massachusetts, GO, 7.50%, 6/1/04            2,750     3,192

Massachusetts Bay Transportation Auth., GO
   General Transportation
     7.00%, 3/1/19                          2,500     3,002

     7.00%, 3/1/21                          2,000     2,417

Massachusetts HEFA
   Melrose Wakefield Health Care, 6.00%, 7/1/121,650  1,690

   New England Deaconess Hosp., 7.20%, 4/1/223,535    3,833

Massachusetts Housing Fin. Agency
   Housing Project
     6.375%, 4/1/21 (AMBAC Insured)         1,950     2,035

   Single Family, 6.35%, 6/1/17             1,750     1,835

Massachusetts Ind. Fin. Agency, Nevins
   Home, 7.875%, 7/1/23                     5,335     5,632

Total Massachusetts (Cost  $21,720)                  23,636

MICHIGAN  2.7%

Dickinson County, Economic Dev.,
   Champion Int'l
     5.85%, 10/1/18                         4,000     4,048

Michigan, Dow Chemical, VRDN (Currently 3.75%)5,020   5,020

Michigan HDA
     6.20%, 6/1/27 *                        2,500     2,579

     6.50%, 12/1/17                         3,520     3,702

     7.75%, 12/1/19 *                         195       197

Michigan Hosp. Fin. Auth.
   Bay Medical Center, 8.25%, 7/1/12        2,000     2,223

   Henry Ford Health, 5.25%, 11/15/25       6,000     5,720

   Pontiac Osteopathic Hosp., 6.00%, 2/1/24 3,150     3,172

   Saratoga Community Hosp., 8.75%, 6/1/10  3,785     4,263

Total Michigan (Cost  $28,501)                       30,924

MINNESOTA  0.2%

Minnesota Housing Fin. Agency, Single
   Family, 6.70%, 1/1/18                 $  1,900 $   2,018

Total Minnesota (Cost  $1,900)                        2,018

MISSISSIPPI  2.2%

Adams County, Jefferson Davis Memorial Hosp.
     8.00%, 10/1/16 (Prerefunded 10/1/01!)  3,805     4,370

Claiborne County, PCR
   Systems Energy Resources
     7.30%, 5/1/25                          1,100     1,162

     9.50%, 12/1/13                         2,000     2,165

     9.875%, 12/1/14                        7,800     8,457

Mississippi Business Fin., Solid Waste
   Disposal
     VRDN (Currently 3.80%) *               3,300     3,300

Mississippi Home, Single Family, 9.25%,
   3/1/12 (FGIC Insured)                      217       232

Mississippi Hosp. Equipment and Fac. Auth.
   Magnolia Hosp., 7.375%, 10/1/21          3,000     3,148
   Rush Medical Foundation
     6.00%, 1/1/16                            800       798

     6.00%, 1/1/22                          1,000       990

Total Mississippi (Cost  $23,463)                    24,622

MISSOURI  2.0%

Hannibal IDA, Hannibal Medical Center
     9.50%, 3/1/22 (Prerefunded 9/1/01!)    4,000     4,909

Joplin IDA, Tri-State Osteopathic Hosp.,
   8.25%, 12/15/14                          1,155     1,274

Lees Summit IDA, John Knox Village,
   7.125%, 8/15/12                          1,500     1,600

Missouri Environmental Improvement and
   Energy Resources Auth., Union Electric
     3.775%, 12/1/20                        5,000     5,000

Missouri HEFA
   Bethesda Health Group, 7.50%, 8/15/12    1,250     1,393

   Still Regional Medical Center, 7.70%,
     2/1/13                                 4,250     4,619

Ray County, Ray County Memorial Hosp.,
     9.625%, 11/15/13                       3,200     3,412

Total Missouri (Cost  $20,264)                       22,207

MONTANA  0.3%

Montana Board of Housing
   Sub. Lien
     7.85%, 10/1/04 (FHA Guaranteed)     $    685 $     724

     8.40%, 10/1/03 *                         630       655

     8.50%, 10/1/02                           495       516

     8.525%, 10/1/02 (FHA Guaranteed)         455       473

     8.95%, 10/1/02 *                         520       542

     9.20%, 10/1/01 *                         325       336

Total Montana (Cost  $3,110)                          3,246

NEBRASKA  1.7%

Douglas County Hosp. Auth., Immanuel
   Medical Center
     7.00%, 9/1/21 (AMBAC Insured)          5,500     6,121

Nebraska Investment Fin. Auth.
   Single Family
     6.45%, 3/1/28 (GNMA Guaranteed) *      4,985     5,246
     Residual Interest Bond / Inverse Floater
     (Currently 11.135%), 3/15/22
     (GNMA Guaranteed) *                      665       737

     Residual Interest Bond / Inverse Floater
     (Currently 11.328%), 9/10/30
     (GNMA Guaranteed) *                    1,400     1,577

Nebraska Public Power Dist., Electric
     5.25%, 1/1/22 (MBIA Insured)           6,000     5,776

Total Nebraska (Cost  $18,027)                       19,457

NEVADA  0.9%

Clark County, IDR
   Southwest Gas
     7.30%, 9/1/27                          3,000     3,308

     7.50%, 9/1/32 *                        5,000     5,553

Nevada Housing Division
   Sub. Lien
     9.35%, 10/1/02                           320       330

     9.375%, 10/1/00 *                        235       243

Nevada Housing Division
   Sub. Lien
     9.45%, 10/1/03 (FGIC Insured) *     $    590 $     618

     9.65%, 10/1/02 *                         505       532

Total Nevada (Cost  $9,646)                          10,584

NEW HAMPSHIRE  0.3%

New Hampshire HHEFA, Catholic Medical Center
     8.25%, 7/1/13                          3,000     3,193

Total New Hampshire (Cost  $3,032)                    3,193

NEW JERSEY  1.7%

Camden County Improvement Auth.
   Kaighn Point Marine Terminal
     8.00%, 6/1/27 *                        4,000     4,080

New Jersey Economic Dev. Auth.,
   Keswick Pines
     8.75%, 1/1/24                          6,000     6,524

New Jersey HFFA, Raritan Bay Medical
   Center, 7.25%, 7/1/27                    2,290     2,432

New Jersey Sports and Exposition Auth.,
   Monmouth Park
     8.00%, 1/1/25                          5,250     5,868

Total New Jersey (Cost  $17,206)                     18,904

NEW MEXICO  0.6%

Farmington, PCR
   Public Service Co. of New Mexico
     6.30%, 12/1/16                         2,400     2,490

     6.375%, 4/1/22                         4,300     4,472

Total New Mexico (Cost  $6,700)                       6,962

NEW YORK  10.1%

Dormitory Auth. of the State of New York
   City Univ.
     5.625%, 7/1/16                         3,100     3,159

     6.00%, 7/1/14                          2,730     2,925

   State Univ. Ed. Fac.
     5.25%, 5/15/13                         5,000     4,880

Dormitory Auth. of the State of New York
   State Univ. Ed. Fac.
     5.25%, 5/15/19                      $  5,000 $   4,842

     5.40%, 5/15/23                         3,810     3,641

     5.875%, 5/15/17                        3,000     3,153

Metropolitan Transportation Auth.
   Service Contract
     5.50%, 7/1/17                          4,000     4,019

     7.125%, 7/1/09                         4,000     4,409

New York City, GO
     5.75%, 2/1/14                          8,140     8,197

     5.875%, 3/15/13                        2,750     2,810

     6.00%, 8/1/06                          2,000     2,125

     6.00%, 2/15/16                         6,000     6,148

     6.00%, 8/1/17                          4,500     4,627

     6.20%, 8/1/07                          5,000     5,349

     6.25%, 8/1/09                          7,000     7,502

     7.75%, 8/15/15 (Prerefunded 8/15/01!)  2,345     2,667

New York City Housing Dev., Multi-Family
   Housing
     5.50%, 11/1/09                         3,600     3,670

New York City Municipal Water Fin. Auth.,
   Water and Sewer
     5.50%, 6/15/23                         5,000     4,938

New York State Energy Research and
   Dev. Auth. Long Island Lighting,
     7.15%, 6/1/20 *                        8,000     8,619

New York State Local Government Assistance
     5.00%, 4/1/21 (AMBAC Insured)          5,000     4,672

New York State Mortgage Agency
   Homeowner
     5.90%, 4/1/27                          4,000     4,089

     6.45%, 10/1/17                         2,400     2,557

     7.50%, 4/1/26 *                        3,000     3,249

New York State Urban Dev.
     5.25%, 1/1/21                          5,500     5,169

   Correctional Capital Fac., 5.375%, 1/1/254,000     3,800

   State Fac., 5.60%, 4/1/15                3,000     3,050

Total New York (Cost  $106,182)                     114,266

NORTH CAROLINA  0.2%

North Carolina Medical Care Commission
   Valdese General Hosp., 8.75%, 10/1/16 $  2,035 $   2,315

Total North Carolina (Cost  $2,004)                   2,315

NORTH DAKOTA  0.8%

Grand Forks Health Care, ALTRU Health
     5.625%, 8/15/27 (MBIA Insured)         5,000     5,011

Mercer County, PCR, Basin Electrical Power
     7.20%, 6/30/13 (AMBAC Insured)         3,500     4,225

Total North Dakota (Cost  $8,975)                     9,236

OHIO  5.0%

Akron, Municipal Baseball Stadium, COP
     Zero Coupon, 12/1/16                   2,200     1,807

Cambridge, Guernsey Memorial Hosp., 8.00%,
   12/1/11                                  1,500     1,658

Cleveland Parking Fac., 8.10%, 9/15/22
   (Prerefunded 9/15/02!)                  10,000    11,757

Dayton, Special Fac., Emery Air Freight,
     6.05%, 10/1/09                         2,500     2,614

Fairfield Economic Dev. Auth., Beverly
   Enterprises
     8.50%, 1/1/03                          2,775     3,024

Franklin County Hosp., U.S. Health, VRDN
   (Currently 3.35%)                        4,100     4,100

Marion County Health Care Fac., United
   Church Homes
     8.875%, 12/1/12
     (Prerefunded 12/1/99!)                 3,225     3,630

Ohio Air Quality Dev. Auth., PCR
   Cleveland Electric, 6.00%, 8/1/20        2,700     2,717

   Toledo Edison, 8.00%, 5/15/19            2,750     2,939

Ohio Housing Fin. Agency
   Residential Mortgage, 5.75%, 9/1/28 *    4,400     4,369

   Single Family
     Residual Interest Bond / Inverse Floater
     (Currently 9.751%), 3/31/31
     (GNMA Guaranteed) *                      690       769

Ohio Water Dev. Auth., PCR
   Cleveland Electric
     6.10%, 8/1/20 *                        2,600     2,610

Ohio Water Dev. Auth., PCR
   Cleveland Electric
     7.70%, 8/1/25                       $  2,800 $   3,150

     9.75%, 11/1/22 *                       2,000     2,019

   Toledo Edison
     7.55%, 6/1/23                          4,500     4,733

     8.00%, 10/1/23 *                       3,700     4,169

Total Ohio (Cost  $52,084)                           56,065

OKLAHOMA  2.1%

Jackson County Memorial Hosp. Auth.
   Jackson County Memorial Hosp.,
     7.30%, 8/1/15                          4,300     4,459

LeFlore County Hosp. Auth.
   Eastern Oklahoma Medical Center,
     9.40%, 5/1/06                          2,000     2,129

Oklahoma County IDA, Epworth Villa
     10.25%, 4/1/19 (Prerefunded 4/1/99!)   2,900     3,219

Tulsa Municipal Airport
   American Airlines
     7.375%, 12/1/20 *                      2,000     2,162

   7.60%, 12/1/30 *                         5,240     5,736

Washington County Medical Auth.
   Jane Phillips Episcopal Hosp.
     8.50%, 11/1/10 (Prerefunded 5/1/99!)   5,200     5,653

Total Oklahoma (Cost  $21,635)                       23,358

OREGON  0.2%

Western Generation Agency, Wauna Cogeneration
     7.25%, 1/1/09 *                        2,000     2,141

Total Oregon (Cost  $1,992)                           2,141

PENNSYLVANIA  3.0%

Allegheny County Hosp. Dev. Auth.
   Rehabilitation Institute of Pittsburgh
     7.00%, 6/1/22                          2,000     2,133

   St. Francis Medical Center, 5.75%, 5/15/272,000    1,983

Beaver County IDA, PCR
   Cleveland Electric, 7.625%, 5/1/25       1,400     1,565

Beaver County IDA, PCR
   Toledo Edison, 7.75%, 5/1/20          $  2,000 $   2,261

Berks County IDA, Lutheran Home at
   Topton, 6.875%, 1/1/23                   5,000     5,199

Blair County Hosp. Auth., Mercy Hosp.
     8.125%, 2/1/14 (Prerefunded 2/1/99!)   2,700     2,898

Clarion IDA, IDR, Health Fac., Beverly
   Enterprises
     10.125%, 5/1/07                          800       873

Greene County IDA, Greene Health Care Assoc.
   Beverly Enterprises, 6.875%, 3/1/13      2,430     2,462

Montgomery County Higher Ed. and Health Auth.
   Brittany Pointe
     8.50%, 1/1/22 (Prerefunded 1/1/03!)    2,500     2,986

   Redeemer Long Term Care and Elder Services
     8.00%, 6/1/22                          5,755     6,174

     8.20%, 6/1/06                            880       941

Pennsylvania HEFA, Medical College of
   Pennsylvania
     8.375%, 3/1/11 (Prerefunded 3/1/99!)   2,200     2,379

Pennsylvania Housing Fac. Auth.
     Residual Interest Bond / Inverse Floater
     (Currently 9.812%), 10/1/23 *          1,500     1,712

Total Pennsylvania (Cost  $30,852)                   33,566

PUERTO RICO  0.8%

Puerto Rico Highway and Transportation
   Auth., 5.50%, 7/1/15                     6,000     6,040

Puerto Rico Infrastructure Fin. Auth.,
     7.50%, 7/1/09                          2,365     2,482

Total Puerto Rico (Cost  $8,058)                      8,522

RHODE ISLAND  1.1%

Rhode Island Health and Ed. Building
   Rhode Island Hosp.
     Residual Interest Bond / Inverse Floater
     (Currently 9.816%), 8/15/21
     (FGIC Insured)                         1,000     1,207

Rhode Island Housing and Mortgage Fin.
     8.05%, 4/1/22 *                        5,000     5,258

Rhode Island Housing and Mortgage Fin.
     Residual Interest Bond / Inverse Floater
     (Currently 10.266%), 4/1/24 *       $  1,000 $   1,123

   Homeownership Opportunity, 6.70%, 10/1/145,000     5,318

Total Rhode Island (Cost  $11,975)                   12,906

SOUTH DAKOTA  0.5%

South Dakota HDA, Homeownership, 6.65%, 5/1/142,500   2,659

South Dakota HEFA, Sioux Valley Hosp.
     VRDN (Currently 3.40%)                 2,500     2,500

Total South Dakota (Cost  $5,000)                     5,159

TENNESSEE  1.5%

Metropolitan Gov't. of Nashville and
   Davidson Counties
     Mur-Ci Homes, 7.75%, 12/1/26           4,700     4,800

   Water and Sewer, STEP
     Zero Coupon, 1/1/12 (FGIC Insured)     8,750    10,006

Tennessee Housing Dev. Agency, 7.625%, 7/1/22 *1,900  2,019

Total Tennessee (Cost  $16,240)                      16,825

TEXAS  6.7%

Alliance Airport Auth., American Airlines,
     7.00%, 12/1/11 *                       3,000     3,436

Amarillo Health Fac., Sears Panhandle
   Retirement
     7.75%, 8/15/26                         4,800     4,990

Bell County Health Fac. Dev., King's
   Daughter Hosp.
     9.25%, 7/1/08                          2,995     3,257

Brazos River Auth., Houston Lighting and
   Power
     6.375%, 4/1/12 (MBIA Insured)         10,000    10,884

Denison Hosp. Auth., Texoma Medical
   Center, 7.10%, 8/15/24                   3,650     3,962

Gainesville IDC, GTE Valenite, 8.90%, 5/15/11 *3,060  3,334

Gulf Coast Waste Disposal Auth.
   Houston Lighting and Power, Floating Rate
     (Currently 5.10%), 6/1/98              5,000     5,000

Harris County, Toll Road, 6.375%, 8/15/24
   (MBIA Insured)                           2,500     2,796

Harris County Health Fac. Dev.
   Memorial Hosp.
     7.125%, 6/1/15 (Prerefunded 6/1/02!)$  5,000 $   5,639

   Methodist Hosp., VRDN (Currently 3.70%)  8,300     8,300

   Texas Medical Center
     7.375%, 5/15/20 (MBIA Insured)
     (Prerefunded 5/15/00!)                 2,350     2,577

Matagorda County Navigation Dist., PCR
   Central Power and Light, 7.50%, 12/15/14 2,000     2,191

Northwest Texas Independent School Dist., GO
   School Buildings, Zero Coupon, 8/15/32  20,000     2,357

Paris Health Fac. Dev., McCuistion Regional
   Medical Center
     7.60%, 2/1/12                          4,500     4,892

San Antonio Electric and Gas
     Zero Coupon, 2/1/10 (FGIC Insured)     5,000     2,598

Texas, GO, Veterans Housing Assistance,
   6.25%, 12/1/15                           1,950     2,002

Tomball Hosp. Auth., Tomball Regional
   Hosp., 6.10%, 7/1/08                     5,000     5,136

Trinity River Auth., PCR, Texas
   Utilities Electric
     VRDN (Currently 3.70%)
     (AMBAC Insured) *                      1,700     1,700

Total Texas (Cost  $69,367)                          75,051

UTAH  1.1%

Intermountain Power Agency
     5.25%, 7/1/14                          1,000       999

     5.75%, 7/1/19 (MBIA Insured)           4,000     4,082

Tooele County, PCR, Laidlaw Environmental,
   7.55%, 7/1/27 *                          2,000     2,058

Utah Housing Fin. Agency
   Sub. Lien
     6.25%, 7/1/05                            455       469

     7.50%, 7/1/05                            710       755

     7.60%, 7/1/05                            720       758

     7.75%, 7/1/05                            730       770

     7.75%, 1/1/23 *                          280       292

     8.40%, 7/1/08 *                          115       119

     8.55%, 7/1/04                            225       234

Utah Housing Fin. Agency
   Sub. Lien
     8.65%, 7/1/04                       $    550 $     572

     8.70%, 7/1/01                            110       113

     9.00%, 1/1/19 *                          335       352

     9.25%, 7/1/01                            135       140

     9.30%, 7/1/00 *                           35        36

     9.60%, 7/1/02 *                           25        26

     9.75%, 7/1/02                             45        46

     9.85%, 7/1/02 *                          120       123

     9.875%, 1/1/99 *                          30        31

     10.50%, 1/1/99 *                          25        25

     10.625%, 7/1/99 *                         35        35

Total Utah (Cost  $11,426)                           12,035

VERMONT  0.1%

Vermont Ed. and Health Buildings Fin. Agency
   Medical Center Hosp. of Vermont
     7.45%, 9/1/23 (FGIC Insured)           1,400     1,496

Total Vermont (Cost  $1,400)                          1,496

VIRGINIA  1.5%

Chesapeake Bay Bridge and Tunnel Commission
     5.00%, 7/1/22 (MBIA Insured)           5,920     5,544

Norfolk Port and Ind. Auth., Henson
   Aviation, 9.625%, 8/1/12 *                 800       903

Roanoke IDA, Roanoke Memorial Hosp.
   Carilion Health System, VRDN
   (Currently 3.25%)                        2,545     2,545

Virginia HDA
     Zero Coupon, 7/1/29 *                    830        75
     7.10%, 1/1/22                          2,250     2,374

     7.10%, 1/1/25                          5,000     5,275

Total Virginia (Cost  $15,970)                       16,716

WASHINGTON  1.5%

Spokane County IDC, Kaiser Aluminum and Chemical
     7.60%, 3/1/27 *                        2,500     2,641

Washington, GO, 5.70%, 10/1/15           $  7,500 $   7,891

Washington Public Power Supply System
     Zero Coupon, 7/1/14 (FSA Insured)      6,400     2,525
     6.30%, 7/1/12                          2,000     2,180

     7.25%, 7/1/09                          1,000     1,172

Total Washington (Cost  $14,893)                     16,409

WEST VIRGINIA  0.2%

West Virginia Hosp. Fin. Auth.
   West Virginia Univ. Hosp.
     Residual Interest Bond / Inverse Floater
     (Currently 9.40%), 1/1/18
     (MBIA Insured)                         2,000     2,129

Total West Virginia (Cost  $2,000)                    2,129

WISCONSIN  1.8%

Wisconsin HEFA
   National Regency of New Berlin,
     8.00%, 8/15/25                         6,000     6,426

   Sinai Samaritan Medical Center
     5.875%, 8/15/26 (MBIA Insured)         3,500     3,569

   Waukesha Memorial Hosp.
     5.25%, 8/15/19 (AMBAC Insured)         3,835     3,657

Wisconsin HFA, Villa Clement, 8.75%, 6/1/12 1,460     1,464

Wisconsin Housing and Economic Dev. Auth.
     7.75%, 9/1/17                          3,820     3,944

     8.00%, 3/1/21 *                          935       962

Total Wisconsin (Cost  $18,930)                      20,022

WYOMING  1.2%

Converse County, PCR, Pacificorp
     VRDN (Currently 3.70%)
     (AMBAC Insured)                        1,200     1,200

Sweetwater County, PCR, Solid Waste
   Disposal, FMC
     6.90%, 9/1/24 *                        5,000     5,468

Wyoming CDA
     5.85%, 6/1/28 *                     $  3,800 $   3,799

   Single Family, 6.70%, 6/1/17             3,015     3,178

Total Wyoming (Cost  $12,507)                        13,645

Total Investments in Securities

98.7% of Net Assets (Cost  $1,032,295)            $1,111,709


Other Assets Less Liabilities                        14,371

NET ASSETS                                        $1,126,080
                                                ___________

Net Assets Consist of:

Accumulated net investment income -
net of distributions                              $      67

Accumulated net realized gain/loss -
net of distributions                                (10,829)

Net unrealized gain (loss)                           79,414

Paid-in-capital applicable to 91,314,711
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized      1,057,428

NET ASSETS                                        $1,126,080
                                                ___________

NET ASSET VALUE PER SHARE                         $   12.33
                                                ___________


    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  BAN  Bond Anticipation Note
  CDA  Community Development Administration
  COP  Certificates of Participation
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
  FSA  Financial Security Assurance Corp.
 GNMA  Government National Mortgage Association
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
 HFFA  Health Facility Financing Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
  IDB  Industrial Development Bond
  IDC  Industrial Development Corp.
  IDR  Industrial Development Revenue
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Facility Authority
 STEP Stepped Coupon note for which the interest rate will adjust on specified future dates.
 TRAN  Tax Revenue Anticipation Note
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund
Unaudited

Statement of Operations
In thousands

                                                   6 Months
                                                      Ended
                                                    8/31/97

Investment Income

Interest income                                   $  34,790

Expenses

    Investment management                             3,404
    Shareholder servicing                               359
    Custody and accounting                               92
    Registration                                         34
    Prospectus and shareholder reports                   31
    Directors                                             8
    Legal and audit                                       5
    Miscellaneous                                        15

    Total expenses                                    3,948

Net investment income                                30,842

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                        2,471
    Futures                                            (573)

    Net realized gain (loss)                          1,898
Change in net unrealized gain or loss on securities  17,157

Net realized and unrealized gain (loss)              19,055

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  49,897
                                                ___________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                         6 Months      Year
                                            Ended     Ended
                                          8/31/97   2/28/97

Increase (Decrease) in Net Assets
Operations
    Net investment income               $  30,842 $  58,794
    Net realized gain (loss)                1,898    (1,010)
    Change in net unrealized gain
      or loss                              17,157     2,979

    Increase (decrease) in net assets
      from operations                      49,897    60,763

Distributions to shareholders
    Net investment income                 (30,842)  (58,787)

Capital share transactions*
    Shares sold                           152,082   265,794
    Distributions reinvested               20,963    40,553
    Shares redeemed                      (119,126) (244,751)

    Increase (decrease) in net assets
      from capital
      share transactions                   53,919    61,596

Net Assets
Increase (decrease) during period          72,974    63,572

Beginning of period                     1,053,106   989,534

End of period                           $1,126,080$1,053,106
                                    _______________________

*Share information
    Shares sold                            12,526    22,238
    Distributions reinvested                1,721     3,390
    Shares redeemed                        (9,836)  (20,497)

    Increase (decrease) in shares outstanding4,411    5,131

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free High Yield Fund
Unaudited
August 31, 1997

Notes to Financial Statements
T. Rowe Price Tax-Free High Yield Fund

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 1, 1985.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At August 31, 1997, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $183,735,000 and $146,379,000, respectively, for the six months ended August 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $11,338,000, of which $11,104,000 expires in 2003, $135,000 in 2004, and $99,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,032,295,000, and net unrealized gain aggregated $79,414,000, of which $80,796,000 related to appreciated investments and $1,382,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $593,000 was payable at August 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $333,000 for the six months ended August 31, 1997, of which $65,000 was payable at period-end.

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
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Mid-Cap Value
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Small-Cap Stock**
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Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
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Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F59-051  8/31/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:


Semiannual Report

Tax-Free
Funds

August 31, 1997

T. Rowe Price
Report Highlights
Tax-Free Funds

o Municipal bonds outperformed Treasuries during most of the past six months. Inflation remained subdued despite strong economic growth.

o The spreads between yields on higher- and lower-quality bonds continued to narrow, resulting in stronger relative performance for the lower-quality sector of the market.

o All five funds generated modest to good returns for the six months ended August 31.

o Your funds relied to a great extent on credit research, yield curve positioning, and duration management to enhance returns.

o Despite strong economic growth, we believe the environment is still favorable for fixed income investors due to low inflation and fiscal restraint.

Fellow Shareholders

The municipal bond market and your funds generated attractive returns during the six months ended August 31, 1997. Strong economic growth in the first quarter of 1997 led the Federal Reserve to raise the federal funds target rate a quarter-point to 5.50% in March because of concerns that inflation might accelerate. However, despite robust economic growth, the Fed has left rates unchanged since March as inflation remained subdued.

MARKET ENVIRONMENT

Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation and progress on controlling the federal budget deficit diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Long-term taxable bond yields also began to fall in the late spring after climbing above 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

Long-term municipal interest rates followed a similar pattern, rising in March, peaking in April, then falling in late June and July when data signaled an economic slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June when the highest monthly supply in four years overwhelmed demand. The yield on long-term AAA GO bonds began the six-month period at 5.50% and ranged between 5.75% and 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% six months ago and finished at 4.35%, while one-year notes ended higher at 3.85%, up from 3.70% last February. Overall, both the municipal and Treasury yield curves flattened as short-term rates rose modestly in anticipation of further Fed tightening and long-term rates trended lower on positive inflation news.

Municipal Bond and Note Yields chart

               30-Yr AAA 5-Yr AAA  1-Yr Moody

8/31/96           5.75      4.55      3.9
                  5.55      4.5       3.85
                  5.5       4.4       3.7

11/96             5.35      4.2       3.7
                  5.45      4.35      3.6
                  5.55      4.45      3.7

2/97              5.5       4.35      3.7
                  5.75      4.75      3.9
                  5.6       4.8       3.95

5/97              5.5       4.55      3.9
                  5.45      4.4       3.85
                  5.15      4.15      3.85

8/31/97           5.35      4.35      3.85

High-yield bonds were the best-performing sector of the tax-free market, as their yields fell further than those of investment-grade bonds. While all sectors benefited from an expanding economy, the impact was strongest on BBB and lower-rated securities since their issuers' financial condition had the most room for improvement. This trend was evidenced by reports from Moody's and Standard & Poor's that upgrades exceeded downgrades by more than three to one. Expanding use of insurance on municipal bonds has resulted in a reduced supply of A rated and BBB rated bonds, which also contributed to the strength of lower-quality bonds.
The Taxpayer Relief Act of 1997 contained positive news for municipal bonds, maintaining favorable tax treatment for corporations that purchase municipals and eliminating the cap on the amount of outstanding tax-exempt debt permitted for non-hospital organizations. Also, the reduction in the capital gains rate should be favorable for long-term investors. However, the bill did not raise the income thresholds for the alternative minimum tax, which would have reduced the number of taxpayers subject to it, as was widely expected.

TAX-EXEMPT MONEY FUND

Performance Comparison
Periods Ended 8/31/97      6 Months 12 Months
___________________________________________________________

Tax-Exempt Money Fund          1.61%     3.14%

Lipper Tax-Exempt Money
Market Funds Average           1.54      3.01

Our longer-maturity strategy resulted in good returns, enabling your fund to outperform its peer group during both the 6- and 12-month periods ended August 31, 1997.

The tax-exempt short-term market was fairly stable during the past six months. Despite the hike in the federal funds rate, short-term interest rates moved only modestly higher in a calm, measured fashion. The yield on one-year securities closed the period 15 basis points (100 basis points equal one percent) higher than at the end of February and fluctuated within a range of only 25 basis points.

During the past six months, tax-exempt money fund assets expanded to a record $154.2 billion, while new issuance of short-term securities fell 13.3%, or $4.2 billion, from last year's volume through August. Strong demand, coupled with contracting supply, helped keep potentially wide yield movements at bay.

Your fund ended the period with a weighted average maturity of 60 days, close to the 58 days at the end of February. Our maturity posture was longer than our peer group average of 49 days, as it has been for the last six months. This strategy enabled us to take advantage of the positively sloped short-term yield curve, as the difference between overnight and one-year yields averaged 33 basis points from the end of February through the end of August.

TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
____________________________________________________________

Tax-Free Short-Intermediate Fund   2.13%     5.33%

Lipper Short-Intermediate
Debt Funds Average                 2.17      5.25

Your fund performed roughly in line with the average for its peer group during the past 6- and 12-month periods, as shown in the table. Fund exposure to lower-rated bonds enhanced results, while its slightly shorter duration in June and July detracted from performance. (For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one percentage point rise or fall in interest rates.)

Returns over the last six months were roughly equal to the coupon earned on a five-year AAA general obligation bond. Yield spreads between higher- and lower-quality bonds continued to tighten, causing the latter to outperform the former.

We maintained a slightly defensive posture toward interest rate risk throughout the period, after shortening duration to 2.8 years from about 3.0 years in January. Through mid-April, as five-year AAA general obligation yields rose from their February lows to 4.85%, our defensive posture proved valid. We then began to extend duration slightly to take advantage of higher yields. Initial signs of a second quarter economic slowdown began to emerge, and bond prices started to rise, pushing yields lower. We began to take profits in June, a bit early as it turned out since the rally continued into July, driving five-year high-grade bond yields back down to their February lows. The fund maintained its conservative posture through August, performing well relative to its peers.

One effect of the economic expansion was an upgrade in the credit quality of many issuers. We continued to increase our allocation to lower-rated issuers whose credit outlook seemed favorable. New York State lease-backed debt was our largest exposure to BBB rated securities at the end of August (5.4% of assets). In line with our expectations, these bonds were recently upgraded by Standard & Poor's. The favorable outlook for these bonds caused the yield differential between them and higher-rated securities to be cut in half since our last purchase in March. Overall, municipal credit quality should continue to improve until economic growth slows significantly.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Your fund's defensive duration restrained performance over the past six and 12 months, resulting in returns that were solid but slightly lagged the peer group average, as shown in the table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
______________________________________________________________

Tax-Free Insured Intermediate
Bond Fund                          2.79%     6.91%

Lipper Intermediate
Municipal Debt Funds Average       2.89      7.03

The fund's duration was maintained at a neutral to somewhat defensive level between 5.3 and 5.5 years throughout the past six months (see page 3 for an explanation of duration). We entered the period with a relatively short duration, which reduced fund exposure to interest rate risk; we had shortened the fund's duration in February from 5.6 years to 5.3 years since we considered the risk to be increasing. This moderate shortening helped fund performance during the early part of the period but proved to be too conservative over the longer run.

Asset allocation along the yield curve made a significant contribution to performance. Early in the period, intermediate yields rose (and prices fell) more than longer-term yields, producing a flattening of the yield curve in response to a stronger economy and the Fed's tighter monetary policy. Then, as the economy appeared to slow in the second quarter, intermediate yields fell further than long-term yields, causing the yield curve to steepen once again.

The market share of new issues carrying insurance continued to increase. Through August, insured bonds accounted for 51% of new municipal issuance compared with 46% in 1996 and 34% in 1992. This increase is primarily due to the generally rising credit quality of municipal bond issuers who have benefited from the current economic expansion. As credit quality increases, more issuers qualify for insurance. Nevertheless, we continue our practice of reviewing the credit quality of each issue as though it were uninsured.

TAX-FREE INCOME FUND

During the past six months, returns were strong for high-quality long-term bonds. In this environment, your fund outperformed the average returns for its peer group during both the 6- and 12-month periods shown in the table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
_____________________________________________________________

Tax-Free Income Fund               3.99%     8.98%
Lipper General Municipal

Debt Funds Average                 3.87      8.83

Long-term interest rates moved in a range of about 70 basis points during the past six months, with medium-quality yields briefly rising near 6.00% and declining to 5.30%.

We kept the fund's duration within a neutral band during the period,since we did not expect a break outside the trading range (see page 3 for an explanation of duration). We also shifted the portfolio to a slightly more "barbelled" maturity structure by increasing weightings in bonds with maturities beyond 10 years and shorter than five years, which enabled performance to benefit from a flattening yield curve. Compared with six months ago, the fund's weighted average maturity was slightly longer but its effective duration was slightly shorter, as lower rates caused more bonds in the portfolio to trade to shorter call dates.

Lower-quality investments were good performers over the past six months as some of their issuers enjoyed credit upgrades. Exposure to BBB and lower-rated investments was trimmed at the end of August, after we took some profits when yield spreads narrowed and increased our weighting in A rated securities. We will continue to add selectively to lower-quality bonds with positive credit outlooks.

Our goals over the past six months were to maintain or improve the fund's yield, to look for ways to add value through credit research, and to lower exposure to the 5- through 10-year maturity range. Recently, we bought lower-coupon bonds selling at a discount (below par) for their potential price appreciation, and also higher-coupon bonds selling at a premium (above par) for their income. The flatter yield curve created some relative value in shorter-term bonds, which prompted us to purchase some one- and two-year maturities.

TAX-FREE HIGH YIELD FUND

Your fund's robust returns exceeded those of its peer group average for both the 6- and 12-month periods ended August 31, as shown in the following table.

Performance Comparison
Periods Ended 8/31/97          6 Months 12 Months
___________________________________________________________

Tax-Free High Yield Fund           4.66%    10.28%

Lipper High Yield Municipal
Debt Funds Average                 4.46      9.68

In our last report we mentioned that we expected the high-yield segment of the market to maintain its narrow yield spreads versus higher-quality bonds; since then, these spreads have narrowed even further due to strong demand and lower high-yield issuance. As the yield gap narrowed, high-yield bonds outperformed higher-quality bonds on a relative basis. A prime example of this was the trading activity in general obligation bonds issued by New York City. Long a benchmark in the BBB category, New York GO bonds were trading at yields 80 basis points higher than those of AAA municipals of similar maturities. That differential declined over the past year to only 40 basis points. This type of relative performance occurred generally throughout the high-yield sector.

This ongoing contraction in yields affected the manner in which we managed the fund-specifically, it dampened our interest in buying lower-quality bonds. Over the past six months, we allowed fund exposure to below-investment-grade bonds to fall from 23% to 20% of net assets, principally through upgrades and refinancings. We remain buyers of lower-quality bonds when the returns appear reasonable, keeping in mind our goal of providing the highest yields possible. However, we will not take significant risks when the rewards do not appear to be commensurate. As a result, we do not expect to materially increase our exposure to lower-quality bonds until the yield relationships improve.

Quality diversification pie chart on 8/31/97

AAA                 7%
AA                 27%
A                  15%
BBB                31%
BB and Below       20%

We began the six-month period with a duration of 7.2 years, which was neutral at the time. We shortened it to 6.8 years through most of the period, which developed into a modestly long position versus our peer group, whose durations fell even more. At the end of August, duration stood at 7.0 years, the weighted average maturity at 18.7 years, and fund cash levels were near 5%.

OUTLOOK

The municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers.

Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as well as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening in an effort to keep inflation in check. Until signs of accelerating inflation appear, there is little reason for us to adopt a defensive posture in the funds. The overall environment for fixed income investors is still favorable, due to continuing low inflation and fiscal restraint despite above-trend economic growth.

Respectfully submitted,

Mary J. Miller
Director, Municipal Bond Department

September 19, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97
Tax-Exempt Money Fund
_______________________________________________________________________

Price Per Share                          $ 1.00     $  1.00

Dividends Per Share
    For 6 months                          0.015       0.016

    For 12 months                         0.030       0.031

Dividend Yield (7-Day Compound) *          3.02%       3.04%

Weighted Average Maturity (days)             58          60

Weighted Average Quality **          First Tier  First Tier

Tax-Free Short-Intermediate Fund
_______________________________________________________________________

Price Per Share                          $ 5.35     $  5.33

Dividends Per Share

    For 6 months                           0.11        0.11

    For 12 months                          0.23        0.22

Dividend Yield *

    For 6 months                           4.37%       4.27%

    For 12 months                          4.39        4.37

Weighted Average Maturity (years)           3.6         3.8

Weighted Average Effective Duration (years) 2.8         2.8

Weighted Average Quality ***                 AA         AA-

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

Tax-Free Insured Intermediate Bond Fund
_______________________________________________________________________

Price Per Share                          $10.80     $ 10.86

Dividends Per Share

    For 6 months                           0.24        0.24

    For 12 months                          0.48        0.48

Dividend Yield *

    For 6 months                           4.58%       4.44%

    For 12 months                          4.56        4.56

Weighted Average Maturity (years)           7.4         8.5

Weighted Average Effective Duration (years) 5.3         5.4

Weighted Average Quality ***                 AA          AA


Tax-Free Income Fund
_______________________________________________________________________

Price Per Share                          $ 9.59     $  9.71

Dividends Per Share

    For 6 months                           0.26        0.26

    For 12 months                          0.52        0.52

Dividend Yield *

    For 6 months                           5.48%       5.40%

    For 12 months                          5.54        5.51

Weighted Average Maturity (years)          17.0        17.4

Weighted Average Effective Duration (years) 7.7         7.5

Weighted Average Quality ***                AA-         AA-


Portfolio Highlights

Key Statistics

                                        2/28/97     8/31/97

Tax-Free High Yield Fund
_______________________________________________________________________

Price Per Share                          $12.12     $ 12.33

Dividends Per Share

    For 6 months                           0.35        0.35

    For 12 months                          0.70        0.70

Dividend Yield *

    For 6 months                           5.94%       5.74%

    For 12 months                          6.02        5.92

Weighted Average Maturity (years)          19.1        18.7

Weighted Average Effective Duration (years) 7.2         7.0

Weighted Average Quality ***               BBB+          A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended                               Since Inception
8/31/97       1 Year  5 Years  10 Years Inception      Date
_____________________________________________________________________

Tax-Exempt Money3.14%    2.77%     3.72%        -    4/8/81

Tax-Free Short-
Intermediate    5.33     4.73      5.45         -  12/23/83

Tax-Free Insured
Intermediate
Bond            6.91        -         -      6.64% 11/30/92

Tax-Free Income 8.98     6.95      7.51         -  10/26/76

Tax-Free High
Yield10.28      7.49     8.39         -             3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured or guaranteed by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Tax-Exempt Money Fund SEC Chart


         Lipper Tax-Exempt    T. Rowe Price
           Money Market        Tax-Exempt
            Funds Index        Money Fund

8/31/87     $ 10,000            $ 10,000
8/88          10,458              10,470
8/89          11,066              11,086
8/90          11,679              11,694
8/91          12,227              12,211
8/92          12,610              12,575
8/93          12,867              12,838
8/94          13,124              13,118
8/95          13,543              13,547
8/96          13,956              13,976
8/97        $ 14,380            $ 14,416


Tax-Free High Yield Fund SEC Chart

                            Lipper High Yield T. Rowe Price
           Lehman Revenue    Municipal Debt    High Yield
             Bond Index       Funds Average       Fund

8/31/87     $ 10,000            $ 10,000        $10,000
8/88          10,854              10,714         10,671
8/89          12,191              11,940         11,811
8/90          12,995              12,568         12,637
8/91          14,620              13,851         13,993
8/92          16,347              15,301         15,595
8/93          18,477              17,071         17,652
8/94          18,449              17,252         17,787
8/95          20,091              18,585         19,172
8/96          21,264              19,584         20,290
8/97        $ 23,350            $ 21,465        $22,376

Tax-Free Income Fund SEC Chart

                            Lipper General   T. Rowe Price
         Lehman Municipal   Municipal Debt     Tax-Free
            Bond Index       Funds Average    Income Fund

8/31/87       $10,000          $10,000        $ 10,000
8/88          10,688            10,684          10,472
8/89          11,862            11,888          11,263
8/90          12,623            12,447          11,860
8/91          14,111            13,923          13,201
8/92          15,687            15,507          14,740
8/93          17,601            17,421          16,733
8/94          17,626            17,250          16,600
8/95          19,188            18,556          17,945
8/96          20,193            19,467          18,924
8/97          $22,060          $21,257        $ 20,623

Tax-Free Short-Intermediate Fund SEC Chart

                            Lipper Short-    T. Rowe Price
          Lehman 3-Year   Intermediate Debt Tax-Free Short-
          GO Bond Index     Funds Average  Intermediate Fund

8/31/87    $ 10,000           $10,000         $ 10,000
8/88         10,417            10,514           10,431
8/89         11,112            11,196           11,026
8/90         11,844            11,901           11,734
8/91         12,891            12,892           12,599
8/92         14,023            13,919           13,492
8/93         14,947            14,949           14,367
8/94         15,333            15,228           14,679
8/95         16,381            16,126           15,542
8/96         17,026            16,728           16,139
8/97       $ 17,972           $17,647         $ 16,999

Tax-Free Insured Intermediate Fund SEC chart

                           Lipper Intermediate    Tax-Free
           Lehman 7-Year GO  Municipal Debt Insured Intermediate
            Bond Index        Funds Average       Bond Fund

11/30/92   $ 10,000           $  10,000          $ 10,000
8/93         10,900              10,892            11,103
8/94         11,022              11,011            11,308
8/95         12,008              11,810            12,212
8/96         12,499              12,300            12,696
8/97       $ 13,489           $  13,191          $ 13,572

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access (registered trademark)
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

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Invest With Confidence (registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
C03-051  8/31/97